UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant To Section 13 Or 15(D) of The Securities Exchange Act of 1934

         Date of report (date of earliest event reported): July 29, 2005


                         WPCS INTERNATIONAL INCORPORATED
             (Exact name of registrant as specified in its charter)


            Delaware                  0-26277                   98-0204758
  (State or Other Jurisdiction      (Commission               (IRS Employer
        of Incorporation)           File Number)            Identification No.)

               One East Uwchlan Avenue, Suite 301, Exton, PA 19390
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (610) 903-0400

                           Copy of correspondence to:

                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                     Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         Results of Operations and Financial Condition

     On July 29, 2005, WPCS International Incorporated (the "Company") announced its operating results for the fiscal year ended April 30, 2005. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01         Financial Statements and Exhibits.

(c) Exhibits.

     99.1 Press Release, dated July 29, 2005, issued by WPCS International Incorporated.

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
                                    SIGNATURE

     Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            WPCS INTERANTIONAL INCORPORATED


                                            By:  /s/ ANDREW HIDALGO
                                                 -------------------
                                                 Andrew Hidalgo
                                                 President


Dated:  July 29, 2005

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